Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Note 8. Income Taxes

There is no current or deferred tax expense for 2013 and 2012, due to the Company’s loss position. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a full valuation allowance against the deferred tax asset. The income tax effect, utilizing a 34% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$2,027,000	$1,852,000
Other	86,000	106,000
	2,113,000	1,958,000

Valuation allowance	(2,113,000)	(1,958,000)
Net deferred tax assets	$-	$-

The 2013 increase in the valuation allowance was $155,000 (2012: $81,000).

The Company has available net operating loss carryforwards of approximately $5,961,000 for tax purposes to offset future taxable income which expires commencing 2014 through to the year 2033. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period. The tax years 2010 through 2013 remain open to examination by federal agencies and other jurisdictions in which it operates.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for the years ended December 31 follows:

	2013	2012

Statutory federal income tax rate	34%	34%
Valuation allowance	(34%)	(34%)
	0%	0%